SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Emerging Markets Equity Fund

The following information replaces existing similar disclosure under the subheading “Terms of the Investment Management Agreements” section within the “MANAGEMENT OF THE FUNDS” section of PART II of the fund’s Statement of Additional Information:

For Deutsche Emerging Markets Equity Fund and Deutsche Latin America Equity Fund, in rendering investment advisory services, DIMA may use the resources of one or more foreign (non-US) affiliates (the DIMA Overseas Affiliates) that are not registered under the Investment Advisers Act of 1940, as amended (the Advisers Act), to provide portfolio management and research services to the fund. Under a Participating Affiliates Agreement, a DIMA Overseas Affiliate may be considered a Participating Affiliate of DIMA as that term is used in relief granted by the staff of the SEC allowing US-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the fund are considered under a Participating Affiliate Agreement to be an “associated person” of DIMA as that term is defined in the Advisers Act for purposes of DIMA’s required supervision. Deutsche Bank S.A. - Banco Alemao (DB Brazil) is a Participating Affiliate of DIMA. DB Brazil has appointed DIMA to act as its resident agent for service of process in the US.

Please Retain This Supplement for Future Reference

July 17, 2017
SAISTKR-338